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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K



          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934





Date of Report:     JUNE 19, 1997
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                      VISTA TECHNOLOGIES INC.
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      (Exact name of registrant as specified in its charter)


       Nevada                    0-23142         13-3687830
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(State or other jurisdiction    (Commission    (I.R.S. Employer
    of incorporation             File No.)    Identification No.)
    or organization)


15100 North 78th Way, Suite 101, Scottsdale, Arizona     85260
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (602) 483-3937
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167 S. San Antonio Road, Suite 9, Los Altos, California    94022
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   (Former name or former address, if changed since last report)



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                          VISTA TECHNOLOGIES INC.

ITEM 5.   OTHER EVENTS.


     Vista Technologies Inc. (the "Company") was advised on June 19, 1997 that Dr. Donald G. Johnson has resigned as Chairman of the Board and a director of the Company.

     Dr. J. Charles Casebeer accepted his election on June 24, 1997 as Chairman of the Board to succeed Dr. Johnson. The Company's Board of Directors currently consists of Dr. Casebeer and Murray D. Watson.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 24, 1997

                        VISTA TECHNOLOGIES INC.
                             (Registrant)

                        By: /s/  William M. Curtis
                            -----------------------------
                            William M. Curtis,
                                Secretary






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